UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 3, 2025

enCore Energy Corp.

(Exact name of registrant as specified in its charter)

British Columbia	001-41489	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 N. Shoreline Blvd. Suite 450,
Corpus Christi, TX	78401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (361) 239-5449

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common Shares, no par value	EU	The Nasdaq Stock Market LLC TSX Venture Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 3, 2025, Robert Willette was appointed to the Board of Directors (the “Board”) of enCore Energy Corp. (the “Company”) with a term set to expire at the 2025 annual general meeting of shareholders.

Mr. Willette was not elected pursuant to any arrangement or understanding between him and any other person. Mr. Willette has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Mr. Willette is serving as the Company’s Acting Chief Executive Officer while the Company conducts a search for a permanent Chief Executive Officer. Pursuant to a letter agreement (the “Letter”), dated April 3, 2025 between the Company and Mr. Willette, Mr. Willette has agreed to resign as a director of the Company upon request by the Board following the appointment of a permanent Chief Executive Officer. The foregoing summary of the Letter does not purport to be complete and is qualified in its entirety by reference to the Letter, a copy of which is attached as Exhibit 10.1 and incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On April 7, 2025, the Company issued a press release announcing updates at its Alta Mesa Central Uranium Processing Plant and the appointment of Mr. Willette to the Board. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

The information and exhibits furnished pursuant to Item 7.01 are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

10.1	Letter Agreement, dated April 3, 2025, by and between Robert Willette and enCore Energy Corp.

99.1*	Press Release of enCore Energy Corp. dated April 7, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	This Exhibit is intended to be furnished to, and not filed with, the Commission pursuant to General Instruction B.2 of Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENCORE ENERGY CORP.

By:	/s/ Robert Willette
Robert Willette
Acting Chief Executive Officer and Chief Legal Officer

Dated: April 7, 2025